COMMON STOCK

[TENT]
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 89150E 10 0

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

-------------------- TOTAL ENTERTAINMENT RESTAURANT CORP. --------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
        This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated                                      TOTAL ENTERTAINMENT RESTAURANT CORP.

                                [CORPORATE SEAL]

  /s/ James K. Zielke                                        /s/ Gary M. Judd
------------------------                                ----------------------
  SECRETARY/TREASURER                                          PRESIDENT


COUNTERSIGNED AND REGISTERED
    FIRST UNION NATIONAL BANK
        (CHARLOTTE, N.C.)                                        TRANSFER AGENT
                                                                  AND REGISTRAR

BY

                                                           AUTHORIZED SIGNATURE
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The Corporation is authorized to issue Common Stock, $0.01 par value, and
Preferred Stock, $0.10 par value, which may be issued in one or more series. A statement of the respective powers, designations, preferences and relative, participating, optional or other special rights of the Common Stock and any such series of Preferred Stock will be furnished without charge to the holder of record of this certificate upon written request to the Secretary of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --                    Custodian
                     -----------------            ---------------------
                        (Cust)                          (Minor)

                                under Uniform Gifts to Minors

                                Act
                                    --------------
                                       (State)

  Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

                                     ----------------------------------------

                                     ----------------------------------------

                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

                                     ----------------------------------------

            SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION: (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                     S.E.C. RULE 17Ad-15.